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                                                                    EXHIBIT 23.6


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 30, 1999, with respect to the financial statements of CN Networks dba Computer Networks incorporated by reference in Amendment No. 1 to the Registration Statement on Form SB-2 filed on Form S-3 and related Prospectus of FutureLink Corp. for the registration of 60,830,378 shares of its common stock.


                                              /s/ MORELAND & DAVIS


Alameda County, California
February 8, 2001